Exhibit 99.1

5655 Riggins Court, Suite 15
Reno, NV 89502
Tel : 888-909-5548
Fax : 888-909-1033

Trading Symbol OTCMKTS: NGLD

NEWS RELEASE

INITIAL 2024 DRILL RESULTS FROM THE LAPON CANYON PROJECT A NEVADA CANYON OWNED ROYALTY

Reno, Nevada. September 24, 2024, Nevada Canyon Gold Corp. (OTC Markets: NGLD) (The “Company” or “Nevada Canyon”) is pleased to announce it has been informed that initial drill results have been released from the 2024 reverse circulation (“RC”) drill program on the Lapon Canyon Project, (the “Project”) a Nevada Canyon owned royalty, located in Mineral County, Nevada.

Nevada Canyon owns a 3% Net Smelter Royalty (“NSR”) on the Project, (see news release 05-28-2024) Walker River Resources Corp. (“Walker River”) owns a 100% undivided interest in the Project consisting of 96 unpatented lode mining claims identified as the Sleeper and Lapon Rose claim groups situated in Mineral County, Nevada, within the northern portion of the Walker Lane gold trend.

Walker River Resources Corp (TSX.V: WRR), announced on September 24, 2024 (see WRR news release 09-24-2024) initial drill results from the 2024 RC drill program at the Lapon Canyon Project, located in Mineral County, Nevada, 60 km SE of Yerington, NV.

Key Highlights

●	Drill hole LC-24-100 returned 4.5 g/t Au over 56.5 meters at a depth of 65.5 meters, including an intercept of 20.3 g/t Au over 4.8 metres. The hole was terminated in gold mineralization returning 4.42 g/t Au over 7.7 meters from 114.3 to the end of the hole at 122 meters

●	Drill hole LC-24-99 returned 1.17 g/t Au over 73.1 metres starting at a depth of 6.1 metres. This interval included an intercept of 6.9 g/t Au over 6.0 metres

●	The assay results demonstrate the robust nature and continuity of the gold mineralized alteration zone at Hotspot, extending the zone from its initial discovery approximately 125 metres laterally east from the and to a depth of 100 m

●	Previous and current drilling results continue to define a sub to horizontal geometry of the gold system. High-grade shoots may have developed within the broader mineralized domains.

●	Drilling at the Hotspot Zone is carried out in different directions (azimuths) from the same drill pad, with systematic drilling on section with pads placed at every 30 to 60 meters or so, with up to five holes per pad.

●	Drilling at Lapon Canyon is on-going, with additional results expected from the Central and Hotspot Zones

Table 1: Selected results from new drill assays from the Hotspot Zone.

		From	To	Width*	Gold	Gram metres
Drill Hole		(m)	(m)	(m)	(g/t)	(g/t*m)
		24.4	35.0	10.6	1.66	17.6
LC-24-97	including	27.4	30.5	3.1	5.25	16.3
		27.4	39.6	12.2	3.45	42.1
		56.4	115.8	59.4	0.49	29.1
LC-24-98	including	89.9	97.5	7.6	2.1	16.0
		6.1	79.2	73.1	1.17	85.5
	including	32.0	68.6	36.6	2.12	77.6
LC-24-99	including	61.0	67.0	6.0	6.9	41.4
		65.5	121.9	56.4	4.5	253.8
	including	71.6	79.2	7.6	7.9	60.0
LC-24-100	and	105.2	110.0	4.8	20.3	97.4

*The above drill results are presented with lengths representing sampled lengths. True width is estimated to be between 65 and 90 percent of sampled widths.

Central Zone
Hotspot Zone
LC-24-97
LC-24-99
LC-24-98
LC-24-100
Legend
Au ppm
0.1 to 1.0
1.0 to 3.0
3.0 to 5.0
5.0 to 10.0
10.0 to 20.0
>= 20.0
2024 drill hole (this release)
Claim boundary
LC-24-98
LC-24-97
LC-24-100
LC-24-99
Section looking north
10 0 10 20 30 40

Figure 1: Plan and section view of the Hotspot zone, Central zone, historical drilling and 2024 drilling results.

The 2024 drill program at Lapon Canyon is exploration and definition focused. Drill holes were planned with the intent to define the extent and geometry of the mineralized system and test for new mineralized zones along strike and at depth.

Central Zone
Hotspot Zone
LC-24-97
LC-24-98
LC-24-99
LC-24-100
Legend
Au ppm
0.1 to 1.0
1.0 to 3.0
3.0 to 5.0
5.0 to 10.0
10.0 to 20.0
>= 20.0
2024 drill holes
2024 drill hole
(this release)
Claim boundary
100
150

Figure 2: Plan and section view of the Hotspot zone, Central zone, historical drilling and 2024 drilling results.

All four holes analyzed and included in this release returned anomalous gold intercepts. The most significant result was from LC-24-100, which returned 4.5 g/t Au over 56.5 meters at a depth of 65.5 meters and included an interval of 20.26 g/t Au over 4.5 metres. The hole stopped in gold mineralization returning 4.42 g/t Au over 7.7 meters from

114.3 to the end of the hole at 122 meters. The hole will be re-entered and extended as mineralization may continue. Other assay results are tabulated in Table 1.

On-going work at Lapon Canyon in 2024 consists of constructing additional drill access roads and drill pads, structural mapping at surface, and RC drilling. This work is planned to continue for the remainder of 2024.

The results from the 2024 drill programs and subsequent data compilation will enable the completion of an initial NI 43-101 compliant mineral resource on the Project.

Sampling Methodology, Chain of Custody, Quality Control and Quality Assurance

All sampling was conducted under the supervision of the Company’s project geologists and the chain of custody from the drill to the sample preparation facility was continuously monitored. A blank or certified reference material was inserted approximately every tenth sample. The Lapon Canyon samples were delivered to American Assays Laboratories’ certified laboratory facilities in Sparks, NV. The samples were crushed, pulverized and the sample pulps digested and analyzed for gold using fire assay fusion and a 50 g gravimetric finish.

Samples are taken and bagged directly at the drill rig at every 1.5-meter interval, standard in the exploration industry. A small sample is also taken at the drill rig and put into a chip tray for examination purposes and to determine those sample bags that should be sent to the lab for assay purposes. Often this work is carried out using a microscope for the examination of the rock chips. The full sample bag from the interval chosen for assay purposes is then sent directly from the drill site to the lab, located in Sparks, NV.

The scientific and technical information contained in this news release has been reviewed, verified and approved by Dave Nuttal P.Geo, President of Serac Exploration, who is an independent Qualified Person as defined under NI 43-101 Standards of Disclosure for Mineral Projects.

About the Lapon Canyon Project

Lapon Canyon hosts historical, high grade gold mining with approximately 2,000 feet of underground workings in three adits. Historical underground work returned numerous assay values in the one-ounce-per-ton range. (NI 43-101, Montgomery and Barr, 2004). Walker River has completed considerable exploration work to date, with numerous drill hole intercepts that have indicated significant gold mineralization. The Project is easily accessible by secondary state roads from the main highway (15 miles), and is located approximately 40 miles southeast of Yerington, Nevada. A state power grid transmission line passes within 2 miles of the Project.

About Nevada Canyon Gold Corp.

Nevada Canyon Gold Corp. is a US-based natural resource company headquartered in Reno, Nevada. The Company has a large, strategic land position and royalties in multiple projects, within some of Nevada’s highest-grade historical mining districts, offering year-round access and good infrastructure in proven and active mining districts. The Company has a three-fold business model; i) mineral royalty creation and acquisition; ii) precious-metals and exploration streaming & financing; and iii) exploration project accelerator.

For further information please contact:

Corporate Communications

Larry Heuchert

Tel: 1-888-909-5548 Ext. 2

Email: ir@nevadacanyongold.com

Web: www.nevadacanyongold.com

Forward-Looking Statements

The information posted in this release may contain forward-looking statements. The statements contained in this press release that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. You can identify these statements by use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, but are not limited to, general economic and business conditions, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of exploration, delays in completing various engineering and exploration programs, and any potential results from such programs. Specifically, forward-looking statements in this news release include statements with respect to the potential mineralization and geological merits of the Company properties, its royalties owned on properties and various other factors beyond the Nevada Canyon Gold Corp.’s control. The Company’s actual results could differ materially from those discussed in this press release. The Company disclaims any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events except as required by applicable securities legislation. Investors are advised to carefully review the reports and documents that Nevada Canyon Gold Corp. files from time to time with the SEC, including its Annual Form 10K for the fiscal year ended December 31, 2023, Quarterly Reports and Current Reports.